UNITED STATES
                        SECURITIES AND EXCHANGE COMMISION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                December 16, 2005

                            MEDIAMAX TECHNOLOGY CORP.
                             (fka QUIET TIGER, INC.)
             ______________________________________________________
             (Exact name of registrant as specified in its charter)

         NEVADA                         333-47699                77-0140428
________________________________________________________________________________
(State or other jurisdiction     (Commission File Number)      (IRS Employer
 of incorporation)                                           Identification No.)


668 N. 44th Street, Suite 233,  Phoenix, Arizona                    85008
________________________________________________________________________________
    (Address of principal executive offices)                      (Zip Code)

                                  602-267-3800
               __________________________________________________
               Registrant's telephone number, including area code


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any f the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(C)under Exchange Act (17 CFR 240.13e-4(C))






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Item 5.02         Departure of Directors or Principal Officers

On December 16, 2005 William H. Whitmore, Jr. resigned as a director of the Company and also resigned as an Executive Vice President as part of the terms of a Transition and Consulting Agreement with the Company which became effective on December 19, 2005.

EXHIBIT     DESCRIPTION
---------   ----------------------
10.1 Transition and Consulting Agreement with William H. Whitmore, Jr. dated December 19, 2005.




                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.


                                            MEDIAMAX TECHNOLOGY CORPORATION


                                            By: /s/ Kevin Clement
                                                ----------------------------
                                                Name:  Kevin Clement
                                                Title: Chief Executive Officer


Dated:  December 21, 2005



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